SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  July 27, 2004


                         Commission File No. 0-20380
                                             -------



                         FIRST FEDERAL BANCORP, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

              Ohio                 0-20380           31-1341110
  ----------------------------   -----------     -------------------
  (State or other jurisdiction   (Commission      (I.R.S. Employer
        of incorporation)        File Number     Identification No.)

            505 Market Street, Zanesville, Ohio           43701
            ---------------------------------------    ----------
            (Address of principal executive office)    (Zip Code)


     Registrant's telephone number, including area code: (740) 588-2265


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Item 7.  Financial Statements and Exhibits.
         ----------------------------------

      (c)  Exhibits:

            99.1 First Federal Bancorp, Inc. press release issued on July 27, 2004, announcing financial results for the quarter ended June 30, 2004.

Item 12.  Results of Operations and Financial Condition.
          ----------------------------------------------

      On July 27, 2004 First Federal Bancorp, Inc. issued a press release announcing its quarter ended June 30, 2004 earnings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                 SIGNATURES
                                 ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       First Federal Bancorp, Inc.
                                       ---------------------------
                                       (Registrant)




Date:  July 28, 2004                   By:  /s/ Connie Ayres LaPlante
                                            -------------------------
                                            Connie Ayres LaPlante
                                            Chief Financial Officer


                                EXHIBIT INDEX


Exhibit No.                      Description
-----------                      -----------

   99.1               Press Release dated July 27, 2004


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